UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 28, 2020

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4101 Washington Avenue
Newport News	Virginia	23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2020, Huntington Ingalls Industries, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Item 1 - Election of Directors

Votes regarding the election of ten directors, for terms ending in 2021, were as follows:

Name	For	Withheld	Broker Non-Votes
Philip M. Bilden	34,001,185	389,873	2,912,171
Augustus L. Collins	34,025,478	365,580	2,912,171
Kirkland H. Donald	33,973,901	417,157	2,912,171
Victoria D. Harker	28,595,360	5,795,698	2,912,171
Anastasia D. Kelly	34,087,506	303,552	2,912,171
Tracy B. McKibben	34,061,789	329,269	2,912,171
C. Michael Petters	34,046,566	344,492	2,912,171
Thomas C. Schievelbein	34,003,955	387,103	2,912,171
John K. Welch	33,860,841	530,217	2,912,171
Stephen R. Wilson	34,020,535	370,523	2,912,171

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis

Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
33,510,951	799,001	81,106	2,912,171

Item 3 - Proposal to Ratify the Appointment of the Company’s Independent Auditors

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2020 were as follows:

For	Against	Abstentions	Broker Non-Votes
36,658,965	618,978	25,286	0

Item 4 – Stockholder Proposal to Permit Stockholders to Take Action by Written Consent

Votes on a stockholder proposal to permit stockholders to take action by written consent were as follows:

For	Against	Abstentions	Broker Non-Votes
14,932,157	19,327,329	131,572	2,912,171

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 1, 2020	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President, Associate General Counsel and Secretary